SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 28, 2008
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas (Address of principal executive offices)		75254 (Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
On February 28, 2008, Ashford Hospitality Trust, Inc. (the “Company”) held an earnings conference call for its fourth quarter ended December 31, 2007. A copy of the related Q&A is attached hereto as Exhibit 99.1. On February 27, 2008, the Company filed a Form 8-K that included the actual earnings release text and supplemental tables. On February 28, 2008, the Company filed a Form 8-K that included the transcript related to this earnings conference call.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     Exhibits

99.1	Fourth Quarter 2007 Earnings Conference Call Q&A of the Company, dated February 28, 2008

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 5, 2008

ASHFORD HOSPITALITY TRUST, INC.
By:	/S/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer